Exhibit 10.1


                  FIFTH AMENDMENT AND WAIVER TO
          SECOND AMENDED AND RESTATED CREDIT AGREEMENT


     THIS FIFTH AMENDMENT AND WAIVER TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") dated as of October 30, 2002, is by and between HEARTLAND FINANCIAL USA, INC., a corporation formed under the laws of the State of Delaware (the "Borrower"), and THE NORTHERN TRUST COMPANY, an Illinois banking corporation (the "Lender") with a banking office at 50 South LaSalle Street, Chicago, Illinois 60675.

     WHEREAS, the Borrower and the Lender have entered into a Second Amended and Restated Credit Agreement dated as of September 28, 2000, as amended by a First Amendment thereto dated as of September 27, 2001, a Second Amendment thereto dated as of October 31, 2001, a Third Amendment thereto dated as of December 31, 2001 and a Fourth Amendment thereto dated June 29, 2002(as so amended, the "Agreement");

     WHEREAS, the Agreement provides for the making of Loans by the Lender to the Borrower on a revolving basis on or before October 30, 2002 in amounts not exceeding $30,000,000 at any one time outstanding; and

     WHEREAS, the parties wish to amend the Agreement to extend the Maturity Date and waive non-compliance by the Borrower with certain covenants in the Agreement, as provided herein;

     NOW, THEREFORE, the parties agree as follows:

1.   DEFINITIONS.

     Terms defined in the introductory paragraphs hereof shall have their respective defined meanings when used in this Amendment, and, except as otherwise expressly provided herein, terms defined in the Agreement shall have their respective defined meanings when used in this Amendment.

2. AMENDMENT TO THE AGREEMENT. Section 1.2 of the Agreement is hereby amended as of the date hereof by deleting the date
"October 30, 2002" appearing therein and inserting in its place therefor the date "October 29, 2003".

3. WAIVER TO THE AGREEMENT. The Borrower has advised the Lender that the Borrower's Subsidiary Bank, Wisconsin Community Bank, is not, has not been and/or may not be, as applicable, in compliance with Section 5.1 (Existence, Mergers, Etc.) of the Agreement as a result of such Subsidiary Bank selling one of its bank branches and the related assets thereto pursuant to that certain Purchase and Assumption Agreement dated as of October 17, 2002 by and between Wisconsin Community Bank and S&C Bank (The "Asset Purchase Agreement"). Subject to the terms and conditions hereof, the Lender hereby waives compliance by the Borrower and such Subsidiary Bank with Section 5.1 of the Agreement. The Lender's waiver of non-compliance with Section 5.1 of the Agreement is limited to the specific instance of failure to comply which is described above and shall not be deemed a waiver of or consent to any other failure to comply with the terms of
Section 5.1 or any other provision of the Agreement. Such waiver shall not prejudice or constitute a waiver of any right or remedies which the Lender may have or be entitled to with respect to any other breach of Section 5.1 or any other provision of the Agreement.

4.   REPRESENTATIONS AND WARRANTIES.

     (a) NO BREACH. The execution and delivery of this Amendment, and the performance of this Amendment and the Agreement, as amended hereby, will not conflict with or result in a breach of, or cause the creation of a lien or require any consent under, the charter or by-laws of the Borrower, or any applicable law or regulation, or any order, injunction or decree of any court or governmental authority or agency, or any agreement or instrument to which the Borrower is a party or by which it or its property is bound.

     (b) POWER AND ACTION, BINDING EFFECT. The Borrower has been duly formed and is validly existing in good standing under the laws of the State of Delaware and has all necessary power and authority to execute, deliver and perform its obligations under this Amendment and the Agreement, as amended hereby; the execution, delivery and performance by the Borrower of this Amendment and the Agreement, as amended hereby, have been duly authorized by all necessary action on its part; and this Amendment and the Agreement, as amended hereby, have been duly and validly executed and delivered by the Borrower and constitute the legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms.

     (c) APPROVALS. No authorizations, approvals or consents of, and no filings or registrations with, any governmental or regulatory authority or agency or any other person are necessary for the execution and delivery by the Borrower of this Amendment, the performance by the Borrower of its obligations under this Amendment or the Agreement, as amended hereby, or for the validity or enforceability hereof or thereof.

5. CONDITIONS PRECENDENT TO AMENDMENT. The amendment contemplated by Section 2 hereof and the waiver contemplated by
Section 3 hereof are subject to the satisfaction of each of the following conditions precedent:

     (a) The Borrower and the Lender shall have executed and delivered this Amendment.

     (b) The Borrower shall have delivered to the Lender a certificate of the secretary or assistant secretary of the Borrower, certifying (i) that attached is a true and correct copy of the resolutions of the Board of Directors of the Borrower authorizing the execution, delivery and performance of this Amendment and the Agreement, as amended hereby, and the borrowings under the Agreement, as amended hereby, (ii) the names and specimen signatures of the Borrower's officers authorized to execute this Amendment and any other documents and certificates to be delivered hereunder; (iii) that the articles of incorporation and the by-laws of the Borrower have not been amended since September 28, 2000 or setting forth a true and correct copy of any amendment to the articles of incorporation or by-laws of the Borrower adopted on or after such date; and (iv) that attached is a true and correct copy of an amendment, substantially similar to this Amendment and otherwise satisfactory to the Lender, to the Other Bank Agreement.

     (c) The Borrower shall have delivered to the Lender an opinion of David J. Kapler, counsel to the Borrower, addressed to the Lender, in substantially the form of Exhibit A hereto.

     (d) After giving effect to the waiver herein, no Event of Default or Unmatured Event of Default shall have occurred and be continuing under the Agreement, as amended hereby, and the representations and warranties of the Borrower in Section 4 of the Agreement and in Section 3 hereof shall be true and correct on and as of the date hereof and the Borrower shall have provided to the Lender a certificate of a senior officer of the Borrower to that effect.

     (e) The Borrower shall have delivered to the Lender a duly executed copy of the Asset Purchase Agreement, in form and substance reasonably satisfactory to the Lender, certified as true, correct and complete by the secretary or assistant secretary of the Borrower.

     (f) Each Guarantor shall acknowledge and consent to this Amendment for purposes of its Guaranty as evidenced by its signed acknowledgment of this Amendment on the signature page hereof.

     (g) The Borrower shall have delivered to the Lender such other documents as the Lender may reasonably request.

6.   GENERAL.

     (a) SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of the Borrower, the Lender and their respective successors and assigns, except that the Borrower may not transfer or assign any of its rights or interest hereunder.

     (b) GOVERNING LAW. This Amendment shall be governed by, and construed and interpreted in accordance with, the internal laws of the State of Illinois.

     (c) RATIFICATION. The parties agree that the Agreement has not lapsed or terminated, is in full force and effect, and from and after the date hereof shall remain binding in accordance with its terms, as amended hereby.

     (d) CERTAIN USAGES. From and after the date herof, each reference to the Second Amended and Restated Credit Agreement in the Agreement, in the Note and in the other agreements, documents or instruments referred to or provided for in or delivered under the Agreement or the Note shall be deemed to refer to Agreement, as amended hereby.

     (e) COUNTERPARTS. This Amendment may be executed in any number of counterparts and each party hereto may execute any one or more of such counterparts, each of which shall be deemed to be an original, all of which, taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by telecopy shall be as effective as delivery of a manually executed counterpart of this Amendment.

     (f) EXPENSES. The Borrower agrees to pay, or to reimburse on demand, all reasonable costs and expenses incurred by the Lender in connection with the negotiation, preparation, execution, delivery, modification, amendment or enforcement of this Amendment, the Agreement, as amended hereby, and any other agreements, documents and instruments referred to herein, including the reasonable fees and expenses of Gardner, Carton & Douglas, special counsel to the Lender, and any other counsel engaged by the Lender.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers as of the day and year first and above written.

                              HEARTLAND FINANCIAL USA, INC.



                              By:    /s/ John K. Schmidt
                                     --------------------------
                                     John K. Schmidt

                              Title: Executive Vice President
                                     & CFO
                                     --------------------------

                              THE NORTHERN TRUST COMPANY



                              By:    /s/ Thomas E. Bernhardt
                                     --------------------------
                                     Name:  Thomas E. Bernhardt
                                     Title: Vice President



GUARANTOR ACKNOWLEDGMENT

Each of the undersigned Guarantors hereby acknowledges and consents to the Borrower's execution of this Amendment.

THE CITIZENS FINANCE CO.             ULTEA, INC.



By: /s/ John K. Schmidt              By:  /s/ John K. Schmidt
   ---------------------                  ---------------------
    John K. Schmidt                       John K. Schmidt


Title:  Treasurer                    Title:  Treasurer